UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

Nhale, Inc.
(Exact name of Registrant as specified in charter)

Nevada	333-182761	38-3870905
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

422 E. Vermijo Avenue, Suite 19 Colorado Springs, CO	80903
(Address of Principal Executive Offices)	(Zip Code)

(719) 900-7734
(Registrant's telephone number including area code)

8300 FM 1960 West
Suite 450
Houston, TX
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant's Certifying Accountant.

(1) Previous Independent Auditors:

a.

On September 2, 2014, the Company filed an 8-K to announce that we were changing our registered independent public accountant from LBB & Associates LTD., LLP to Harris & Gillespie CPA's ("HG"). We were informed that HG was dissolved and Gillespie & Associates, PLLC ("GA") was engaged on August 22, 2015. On October 30, 2015 the Company and GA came to the mutual decision to terminate the working relationship.

b.

HG's report on the financial statements for the year ended May 31, 2015 and for the period from August 29, 2014 (date of appointment) until May 31, 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the year ended May 31, 2014 and for the period from August 29, 2014 (date of appointment) until May 31, 2014, and in the subsequent interim period through the date of termination, there have been no disagreements with HG nor GA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HG or GA would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized GA to respond fully to the inquiries of the successor accountant.

e.

During the year ended May 31, 2014 and for the period from August 29, 2014 (date of appointment) until May 31, 2014, and in the subsequent interim period through the date of termination, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to GA prior to the date of the filing of this Report and requested that GA furnish the Company with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On November 11, 2015, the Company engaged MaloneBailey, LLP of Houston, Texas ("MB"), as its new registered independent public accountant. During the year ended May 31, 2014 and for the period from March 8, 2012 (date of inception) until May 31, 2014, and in the subsequent interim period through the date of termination of GA, we did not consult with MB regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by MB, in either case where written or oral advice provided by MB would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

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SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

The Company has moved its principal office to 422 E. Vermijo Avenue, Suite 19, Colorado Springs, Colorado 80903.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Financial Statements

None

Exhibits

16.1	Letter from Gillespie & Associates, PLLC (Former Accountant) dated June 8, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nhale, Inc. (Registrant)

Date: June 20, 2016	By:	/s/ Lance Williams
	Name:	Lance Williams
	Title:	Chief Executive Officer

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